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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) March 24, 2000
                                     --------------


             Credit Suisse First Boston Mortgage Securities Corp.
         -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                   333-64351                13-3320910
----------------------------       -----------             -------------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)


                             Eleven Madison Avenue
                           New York, New York 10010
                        -------------------------------
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          --------------



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

Item 5.  Other Events

Filing of Collateral Term Sheets.
--------------------------------

     In connection with the proposed offering of Credit Suisse First Boston Mortgage Securities Corp. (the "Company") Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2, Credit Suisse First Boston Corporation (the "Underwriter"), has prepared certain materials (the "Collateral Term Sheets") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

     Exhibit No.                            Description
     -----------                        ----------------------

       99                               Collateral Term Sheets

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREDIT SUISSE FIRST BOSTON MORTGAGE
                                               SECURITIES CORP.



                                            By: /s/ Kari Skilbred
                                                -----------------------
                                                Name:  Kari Skilbred
                                                Title: Vice President
Dated:   March 24, 2000

                                 Exhibit Index
                                 -------------



Exhibit                                                                Page
-------                                                                ----

99.      Collateral Term Sheets                                          6

             IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
         COLLATERAL TERM SHEETS ARE BEING FILED IN PAPER PURSUANT TO A
                        CONTINUING HARDSHIP EXEMPTION.




                                  EXHIBIT 99



                            COLLATERAL TERM SHEETS

                                      for

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

           Mortgage-Backed Pass-Through Certificates, Series 2000-2


                                                         BANK ONE
                                 MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2000-2
                                                   Collateral Term Sheet
                                                 KEY COLLATERAL STATISTICS
----------------------- ----------- -------------- ----------- --------------- ----------- -------------- ----------- --------------
                          GROUP 1      GROUP 2      GROUP 3       GROUP 4       GROUP 5       GROUP 6      GROUP 7       GROUP 8
                        Conforming  Non-Conforming Conforming  Non-Conforming  Conforming  Non-Conforming Conforming  Non-Conforming
                            1/1          1/1          2/1           2/1           4/1           4/1          7/1           7/1
----------------------- ----------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Number of Mortgage Loans      1,551           390         740             451         539            469         382            575
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Aggregate Principal     120,143,836   152,682,444  90,918,773     176,778,455  69,133,512    199,208,582  54,547,118    232,139,516
Balance($)
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Average Current              77,462       391,493     122,863         391,970     128,263        424,752     142,794        403,721
Balance($)
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Wtd. Avg Gross Coupon(%)      7.674         7.376       7.204           6.987       7.261          7.136       7.278          7.241
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Net Coupon                    7.299         7.002       6.829           6.612       6.886          6.761       6.904          6.866
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Max. Gross Coupon(%)          9.000         9.000       9.000           8.100       9.000          8.200       8.500          8.250
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Minimum Gross Coupon(%)       6.125         6.100       6.100           6.150       6.300          6.200       6.650          6.650
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Wtg. Age. Gross Margin        2.827         2.846       2.932           2.938       2.870          2.842       2.875          2.887
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Wtg. Age Net Margin           2.452         2.471       2.557           2.563       2.495          2.467       2.500          2.512
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Period Rate Adjusted Cap      2.007         2.024       2.000           2.000       2.000          2.000       2.000          2.000
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Wtg Avg Max Rate             12.695        12.431      12.322          12.154      12.309         12.139      12.303         12.272
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Net Avg .Max Rate            12.320        12.056      11.947          11.779      11.934         11.764      11.928         11.897
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Wtd Avg MO to Roll                8             8          25              27          53             52          84             87
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Wtg. Avg. Stated                277           317         320             327         336            342         334            339
Remaining Term(months)
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Wtg. Avg. Seasoning              69            36          33              27          19             16          21             18
(months)
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


Wtg. Avg. Current LTV (%)      65.8          67.7        71.9            70.0        77.0           72.1        75.0           72.2
----------------------------------- -------------- ----------- --------------- ----------- -------------- ----------- --------------


% Owner Occupied               86.4          88.6        82.4            90.6        86.0           93.2        85.1           91.9
----------------------------------- ------------- ----------- --------------- ----------- -------------- ----------- --------------


% Purchase & Rate Term         70.3          70.9        73.9            72.4        78.9           71.3        73.6           75.0
Refi's
------------------------------------ -------------- ----------- --------------- ----------- -------------- ----------- -------------


% Single Family                 73.5         82.5        67.1            78.6        72.3           78.5        66.5           81.4
Properties
------------------------------------ -------------- ----------- --------------- ----------- -------------- ----------- -------------


Wtg. Age. FICO Score             724            722         725             724         718            726         723           725
------------------------------------ -------------- ----------- --------------- ----------- -------------- ----------- -------------


                           IL(38.5%)      IL(38.5%)   IL(44.2%)       IL(47.2%)   IL(35.7%)      MI(33.8%)   IL(36.1%)     MI(36.1%)


                           MI(28.5%)      MI(36.1%)   MI(26.6%)       MI(26.9%)   MI(28.8%)      IL(32.6%)   MI(35.6%)     IL(30.5%)

Top 3 States (by
Principal Balance)         IN(17.8%)       IN(8.7%)   IN(13.1%)        IN(8.5%)   IN(16.8%)      IN(11.3%)   IN(12.9%)     IN(12.5%)
------------------------------------ -------------- ----------- --------------- ----------- -------------- ----------- -------------

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes not representations that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.